UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 2, 2022

DARLING INGREDIENTS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 N. MACARTHUR BLVD., IRVING, TEXAS 75038

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	DAR	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Definitive Material Agreement.

Effective March 2, 2022, Darling Ingredients Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries entered into an amendment (the “Eighth Amendment”) to that certain Second Amended and Restated Credit Agreement, dated as of January 6, 2014 (as amended, the “Credit Agreement”), among the Company, as parent borrower, certain of the Company’s subsidiaries as borrowers and/or guarantors thereunder, JPMorgan Chase Bank, N.A., as administrative agent, the lending institutions party thereto and the other agents party thereto. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.

Among other things, the Eighth Amendment (a) adds a new delayed draw incremental term facility (the “Term A-2 Facility”) and new Incremental Term Loans pursuant thereto, in an aggregate principal amount of up to $500,000,000, which will be made available to the Company and has a maturity date co-terminous with the Company’s previously existing delayed draw term facility, and (b) updates and modifies certain other terms and provisions of the Credit Agreement to reflect the addition of the Term A-2 Facility to the Credit Agreement.

The summary set forth above is not intended to be complete and is qualified in its entirety by reference to the full text of the Eighth Amendment attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Eighth Amendment to Second Amended and Restated Credit Agreement, dated as of March 2, 2022, by and among Darling Ingredients Inc., as the parent borrower, the other subsidiary borrowers party thereto, the subsidiary guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders party thereto.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: March 4, 2022	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President, General Counsel

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